UQM Technologies, Inc.
7501 Miller Drive, P.O. Box 439, Frederick, CO, 80530

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IMPORTANT INVESTOR INFORMATION -
YOUR VOTE COUNTS!
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Shareholder Meeting Notice                        <CONTROL #>                 <CONTROL #>                <CONTROL #>

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Important Notice Regarding the Availability of Proxy Materials for the
UQM Technologies, Inc. Shareholder Meeting to be Held on August 22, 2007

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet! Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and directions to the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com

Easy Online Access - A Convenient Way to View Proxy Materials and Vote!

If you have access to the Internet, you can complete the process in a few easy steps:

Step 1: Go to www.investorvote.com.

Step 2: Follow the instructions to enter your Control Number.

Step 3: Click the View buttons to see the proxy statement, which contains details of the proposals to be voted on, or to see the annual report.

Step 4: Follow the instructions on the screen to log in.

Step 5: Make your selection as instructed on each screen to select delivery preferences and Vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings.

Obtaining a Paper Copy of the Proxy Materials - If you do not have access to the Internet, or prefer to receive a paper copy or email of the proxy materials including the proxy card, proxy statement and annual report, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed on the reverse side on or before August 12, 2007.

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Shareholder Meeting Notice

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UQM Technologies, Inc. annual meeting will be held on August 22, 2007, at 10:00 a.m., Denver Time at the Renaissance Suites at Flatiron, 500 Flatiron Boulevard, Broomfield, Colorado 80021.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.
The Board of Directors recommends that you vote FOR the following proposals:
  Election of Directors:
    William G. Rankin
    Ernest H. Drew
    Stephen J. Roy
    Lieutenant General Jerome H. Granrud (Retired)
    Donald W. Vanlandingham
    To ratify the appointment of Grant Thornton LLP to act as independent auditors for the fiscal year ending March 31, 2008.

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Directions to UQM Technologies, Inc. Annual Meeting

Renaissance(R) Boulder Suites Hotel at FlatIron, 500 Flatiron Boulevard, Broomfield, CO, 80021. Telephone 303-342-2000

Please bring this notice with you if you intend to vote in person at the annual meeting.

From Denver International Airport -

Driving Directions: Take PENA BLVD to exit number 6B (E-470 Northbound). Proceed north on Tollway approximately 27 miles to end of tollway. Continue STRAIGHT on STORAGETEK DRIVE which will turn into INTERLOCKEN LOOP. Turn RIGHT onto FLATIRON BLVD. Hotel is located on the right.

From North of Denver -

Driving Directions: Take I-25 South towards Denver. Take exit number 228 (E-470 TOLL WAY). Bear right to NORTHWEST PKY /BROOMFIELD. Proceed Westbound approximately 9 miles to end of tollway. Continue STRAIGHT on STORAGETEK DRIVE which will turn into INTERLOCKEN LOOP. Turn RIGHT onto FLATIRON BLVD. Hotel is located on the right.

From South of Denver -

Driving Directions: Take I-25 North. Take exit number 217 (US-36 Westbound) towards BOULDER. Take STORAGETEK DR/INTERLOCKEN LOOP exit. Turn LEFT onto INTERLOCKEN LOOP. Turn RIGHT onto FLATIRON BLVD. Hotel is located on the right.

From East of Denver -

Driving Directions: Take I-70 West toward Denver. Take exit number 279 (I-270 Westbound). Continue STRAIGHT onto US-36. Take STORAGETEK DR/INTERLOCKEN LOOP exit. Turn LEFT onto INTERLOCKEN LOOP. Turn RIGHT onto FLATIRON BLVD. Hotel is located on the right. Alternate Route: Take I-70 Westbound toward Denver. Take exit number 289 (E-470) northbound. Proceed north on Tollway approximately 27 miles to end of tollway. Continue STRAIGHT on STORAGETEK DRIVE which will turn into INTERLOCKEN LOOP. Turn RIGHT onto FLATIRON BLVD. Hotel is located on the right.

From West of Denver -

Driving Directions: Take I-70 East. Turn LEFT onto WADSWORTH Blvd./ CO 121 Northbound. Turn LEFT on US-36 Westbound. Take STORAGE TEK DR/INTERLOCKEN LOOP exit. Turn LEFT onto INTERLOCKEN LOOP. Turn RIGHT onto FLATIRON BLVD. Hotel is located on the right.

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Here's how to order a paper copy of the proxy materials:
PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

  Telephone - Call us free of charge at 1-866-641-4276 in the US or Canada using a touch-tone phone and follow the instructions to log in and order a set of proxy materials.
  Internet - Go to www.investorvote.com. Follow the instructions to log in and order a set of proxy materials.
  Email - Send an email message with "Proxy Materials Order" in the subject line and, in the body of the message, your full name and address and the three numbers located in the shaded bar on the reverse to investorvote@computershare.com.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by August 12, 2007.